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                                                                    EXHIBIT 32.1

INSIGNIA SOLUTIONS PLC

CERTIFICATION PURSUANT TO 18 U.S.C.
SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

      In connection with the Amendment to Annual Report of Insignia Solutions plc (the "Company") on Form 10-K for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark E. McMillan, Chief Executive Officer, Principal Financial Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Mark E. McMillan
-----------------------
Mark E. McMillan
Chief Executive Officer,
Principal Accounting Officer
and Principal Financial Officer
May 2, 2005